UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

Form 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 19, 2017

Reynolds American Inc.

(Exact Name of Registrant as Specified in Charter)

North Carolina	1-32258	20-0546644
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

401 North Main Street

Winston-Salem, North Carolina 27101

(Address of Principal Executive Offices) (ZIP Code)

Registrant’s telephone number, including area code: (336) 741 2000

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐	Emerging growth company

☐	If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Item 5.07	Submission of Matters to a Vote of Security Holders.

On July 19, 2017, Reynolds American Inc., referred to as RAI, held its special meeting of shareholders, referred to as the Special Meeting, in connection with the Agreement and Plan of Merger, dated as of January 16, 2017, as it and the plan of merger contained therein were amended as of June 8, 2017, and as it and the plan of merger contained therein may be further amended from time to time, referred to as the Merger Agreement, by and among RAI, British American Tobacco p.l.c., a public limited company incorporated under the laws of England and Wales, referred to as BAT, BATUS Holdings Inc., a Delaware corporation and indirect, wholly owned subsidiary of BAT, and Flight Acquisition Corporation, a North Carolina corporation and indirect, wholly owned subsidiary of BAT, referred to as Merger Sub, pursuant to which Merger Sub will be merged with and into RAI, and RAI will continue as the surviving corporation in the merger and an indirect, wholly owned subsidiary of BAT, referred to as the Merger.

The results for each of the matters voted upon at the Special Meeting are set forth below:

Item 1:     Approval of the Merger Agreement.

Vote, in person or by proxy, of holders of the outstanding shares of RAI capital stock entitled to vote as of the RAI record date:

For	Against	Abstentions
1,185,878,118	7,322,145	1,434,603

Vote by the holders of the outstanding shares of RAI common stock that are entitled to vote as of the RAI record date and present (in person or by proxy) and voting at the Special Meeting that are not owned by BAT or any of its subsidiaries or any of RAI’s subsidiaries:

For	Against	Abstentions
584,509,947	7,322,145	1,434,603

The proposal was approved by RAI’s shareholders, as the number of votes cast in favor constituted both a majority of the outstanding shares of RAI’s capital stock entitled to vote on the proposal as of the RAI record date and a majority of the outstanding shares of RAI’s common stock entitled to vote on the proposal as of the RAI record date and present (in person or by proxy) and voting at the Special Meeting that are not owned by BAT or any of its subsidiaries or any of RAI’s subsidiaries.

Item 2:     Approval, on a non-binding, advisory basis, of the compensation payments that will or may be paid by RAI or BAT to RAI’s named executive officers and that are based on or otherwise relate to the merger and the agreements and understandings pursuant to which such compensation may be paid or become payable.

For	Against	Abstentions
816,666,888	374,558,734	3,409,244

The proposal was approved by RAI’s shareholders, as the number of votes cast in favor constituted a majority of the shares of RAI’s common stock entitled to vote on the proposal as of the RAI record date and present (in person or by proxy) and voting at the Special Meeting.

Item 3:     Approval of adjournment of the Special Meeting, if necessary or appropriate, to solicit additional proxies if there are not sufficient votes to approve the Merger Agreement.

For	Against	Abstentions
1,145,781,820	47,532,548	1,320,498

The proposal was approved by RAI’s shareholders, as the number of votes cast in favor constituted a majority of the shares of RAI’s common stock entitled to vote on the proposal as of the RAI record date and present (in person or by proxy) and voting at the Special Meeting.

On July 19, 2017, RAI issued a press release announcing the results of the vote of RAI shareholders at the Special Meeting. A copy of the press release is attached to this Current Report on Form 8-K as Exhibit 99.1 and is incorporated by reference herein.

Forward-Looking and Cautionary Statements

Statements included in this report that are not historical in nature, including financial estimates and statements as to regulatory approvals and the expected timing, completion and effects of the proposed transaction, are forward-looking statements made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. When used in this report and in documents incorporated by reference, forward-looking statements include, without limitation, statements regarding the benefits of the proposed transaction, including future financial and operating results, financial forecasts or projections, the combined company’s plans, expectations, beliefs, intentions and future strategies, and other statements that are not historical facts, and other statements that are signified by the words “anticipate,” “believe,” “estimate,” “expect,” “intend,” “may,” “objective,” “outlook,” “plan,” “project,” “predict,” “possible,” “potential,” “could,” “should” and similar expressions. These statements regarding future events or the future performance or results of RAI and its subsidiaries or the combined company inherently are subject to a variety of risks, contingencies and other uncertainties that could cause actual results, performance or achievements to differ materially from those described in or implied by the forward-looking statements.

Among the risks, contingencies and uncertainties that could cause actual results to differ from those described in the forward-looking statements or could result in the failure of the proposed transaction to be consummated, or if consummated, could have an adverse effect on the results of operations, cash flows and financial position of RAI or the combined company, respectively, are the following: the failure to satisfy required closing conditions or complete the proposed transaction in a timely manner or at all; the effect of restrictions placed on RAI’s and its subsidiaries’ business activities, including RAI’s ability to pursue alternatives to the proposed transaction; disruption resulting from the proposed transaction, including the diversion of RAI’s management’s attention from ongoing business concerns; the failure of BAT to successfully integrate RAI into its business and to realize projected synergies and other benefits from the proposed transaction; the uncertainty of the value of the proposed transaction consideration that

RAI shareholders will receive in the proposed transaction due to a fixed exchange ratio and fluctuations in the price of BAT American Depositary Shares; the difference in rights provided to RAI shareholders under North Carolina law, the RAI articles of incorporation and the RAI bylaws, as compared to the rights RAI shareholders will obtain as BAT shareholders under the laws of England and Wales and BAT’s governing documents; RAI’s directors and executive officers having interests in the proposed transaction that are different from, or in addition to, the interests of RAI shareholders generally; the potential difficulty retaining key employees and maintaining business relationships, and on operating results and businesses generally; the incurrence of significant pre- and post-transaction costs in connection with the proposed transaction; evolving legal, regulatory and tax regimes; and the occurrence of any event giving rise to the right of a party to terminate the merger agreement. Discussions of additional risks, contingencies and uncertainties are contained in RAI’s filings with the U.S. Securities and Exchange Commission. Due to these risks, contingencies and other uncertainties, you are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date of this report. Except as provided by federal securities laws, RAI is not under any obligation to, and expressly disclaims any obligation, to update, alter or otherwise revise any forward-looking statements, whether written or oral, that may be made from time to time, whether as a result of new information, future events or otherwise.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

The following is filed as an Exhibit to this Current Report on Form 8-K.

Exhibit No.	Description

99.1	Press Release of Reynolds American Inc., dated July 19, 2017.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: July 19, 2017

REYNOLDS AMERICAN INC.

By:	/s/ McDara P. Folan, III
Name:	McDara P. Folan, III
Title:	Senior Vice President, Deputy General Counsel and Secretary

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release of Reynolds American Inc., dated July 19, 2017.